                                                                 Exhibit 10.10

                             [PANENERGY LETTERHEAD]



                                 August 8, 1996

Mr. James R. Hopton
Steel Dynamics, Inc.
4500 County Road 59
Butler, Indiana 46721


This letter represents written confirmation of our previous verbal agreement regarding the purchase of natural gas by Steel Dynamics, Inc. (Buyer) from PanEnergy Gas Services, Inc. (Seller). The following is a recap of the terms of the transaction:

 NATURE OF SERVICE:       Firm Supply
 DELIVERY PERIOD:         09/1/96 - 07/31/97
 QUANTITY:                3,390 MMBtu/D
 SALES PRICE:             $1.91 per MMBtu
 DELIVERY POINT:          PEPL Fieldzone

Please return one executed copy of this sales confirmation via facsimile to
(317) 879-3009. I will follow-up with a Firm Gas Sales Agreement. Should the terms of this transaction not meet your understanding please contact me at your earliest convenience at (317) 879-3022.

ACCEPTED AND AGREED TO:

This 8th day of August, 1996


PANENERGY GAS SERVICES, INC.                      STEEL DYNAMICS, INC.

By:    /s/ (illegible)                            By:   /s/ James R. Hopton
       -------------------------                        ------------------------
Title: MGR. MIDWEST REGION                        Title:
                                                        ------------------------